Exhibit 10.1
SECOND AMENDMENT TO
SEVENTH AMENDED AND RESTATED
LOAN AND SERVICING AGREEMENT
THIS SECOND AMENDMENT TO SEVENTH AMENDED AND RESTATED LOAN AND SERVICING AGREEMENT, dated as of June 28, 2024 (this “Amendment”), is entered into among PROSPECT CAPITAL FUNDING LLC, a Delaware limited liability company (the “Borrower”), the Lenders (as defined in the Loan Agreement referred to below), U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION (successor in interest to U.S. Bank National Association), in its capacities as calculation agent for the Lenders (in such capacity, the “Calculation Agent”), paying agent for the Lenders (in such capacity, the “Paying Agent”) and documentation agent for the Lenders (in such capacity, the “Documentation Agent”), and KEYBANK NATIONAL ASSOCIATION (“KeyBank”), in its capacity as facility agent for the Lenders (in such capacity, the “Facility Agent”).
PRELIMINARY STATEMENTS
Reference is made to that certain Seventh Amended and Restated Loan and Servicing Agreement, dated as of April 27, 2021, as amended by the First Amendment to Seventh Amended and Restated Loan and Servicing Agreement, dated as of September 7, 2022 (as so amended, the “Loan Agreement”), among the Borrower, Prospect Capital Corporation, as Servicer, the Lenders party thereto, the Managing Agents party thereto, U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank, National Association), as Calculation Agent, Paying Agent and Documentation Agent, the Facility Agent, and KeyBank, as Syndication Agent, Structuring Agent, Sole Lead Arranger and Sole Bookrunner. Unless otherwise defined herein, terms used herein shall have the meanings assigned in the Loan Agreement.
The parties hereto have agreed to amend the Loan Agreement on the terms and conditions set forth herein.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1.Amendments to Loan Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, each party hereto agrees as follows:
(a)The Loan Agreement is hereby amended as follows:
(i)the cover page is hereby amended by adding “and BANK OZK, as Co-Documentation Agent” following “KEYBANK NATIONAL ASSOCIATION as Facility Agent”;
(ii)the preamble is hereby amended by adding at the end thereof “Bank OZK is a party hereto and is the Co-Documentation Agent.”;

(iii)Section 7.7(a) is hereby amended by replacing the reference to “DBRS” therein with “an Approved Rating Agency”;
(iv)Section 7.18(ix) is hereby amended by replacing the reference to “$25,000,000” therein with “$50,000,000” and replacing the reference to “$1,000,000” therein with “$30,000,000”;
(v)Section 7.18(x) is hereby amended and restated in its entirety as follows:
(vi)(x) (A) a final judgment for the payment of money in an aggregate amount in excess of (1) in the case of the Servicer, $50,000,000 or (2) in the case of the Subservicer, $30,000,000 shall be rendered by a court of competent jurisdiction against the Servicer or the Subservicer, respectively, and, if not covered by insurance, (a)(i) the same shall remain undischarged for a period of 30 consecutive days following the entry of such judgment and (ii) during which 30-day period such judgment shall not have been vacated, stayed, discharged or bonded pending appeal, or (b) any action shall be legally taken by a judgment creditor and ordered by a court of competent jurisdiction to attach to or levy upon any assets of the Servicer or Subservicer, as applicable, to enforce any such judgment, or (B) the Servicer or Subservicer shall have made payments of amounts in excess of (1) in the case of the Servicer, $50,000,000 or (2) in the case of the Subservicer, $30,000,000 in settlement of any litigation, provided that any judgment rendered against the Subservicer shall be deemed a judgment rendered against the Servicer for purposes of this clause (x) only if the Servicer satisfies such judgment from its own funds by reason of an indemnification obligation; or
(vii)Section 8.2(ix) is hereby amended by replacing the reference to “$25,000,000” therein with “$50,000,000”.
(viii)Section 8.2(x) is hereby amended and restated in its entirety as follows:
(ix)(x) (A) a final judgment for the payment of money in an aggregate amount in excess of (1) in the case of the Originator, $50,000,000 or (2) in the case of the Borrower, $5,000,000 shall be rendered by a court of competent jurisdiction against the Originator or the Borrower, respectively, and, if not covered by insurance, (a)(i) the same shall remain undischarged for a period of 30 consecutive days following the entry of such judgment and (ii) during which 30-day period such judgment shall not have been vacated, stayed, discharged or bonded pending appeal, or (b) any action shall be legally taken by a judgment creditor and ordered by a court of competent jurisdiction to attach to or levy upon any assets of the Originator or Borrower, as applicable, to enforce any such judgment, or

(B) the Originator or the Borrower, as the case may be, shall have made payments of amounts in excess of $50,000,000 or $5,000,000, respectively, in settlement of any litigation; or
(x) each reference in the Loan Agreement, including in Annex I thereto, to “DBRS Credit Assessment” (other than the definition of “DBRS Credit Assessment”) is hereby amended by replacing each such reference with “Rating Agency Credit Assessment”;
(b)Annex I to the Loan Agreement is hereby amended as follows:
(i)the following definitions are hereby inserted in the appropriate alphabetical order:
(ii)Approved Rating Agency: DBRS, Inc., Moody’s, S&P, Fitch Ratings, Inc., or any other nationally recognized statistical rating organization proposed by the Borrower and approved by the Facility Agent in its sole discretion, and any successor to any thereof.
(iii)Rating Agency Credit Assessment: With respect to a Loan, the credit assessment designated, in the form of a rating, a credit estimate, a rating factor, or a risk score for such Loan by an Approved Rating Agency upon application by the Borrower in accordance with this Agreement.
(iv)clause (iii) of the definition of “Administrative Expenses” is hereby amended by replacing the reference to “DBRS” therein with “Approved Rating Agencies”;
(v)the definition of “Assigned Rating” is hereby amended by replacing the reference to “DBRS” therein with “an Approved Rating Agency”;
(vi)the definition of “DBRS Credit Assessment” is hereby deleted;
(vii)the last paragraph of the definition of “Default Probability Rating” is hereby amended by replacing the reference to “Moody’s, S&P or DBRS” with “any Approved Rating Agency”;
(viii)clause (xxxiv) of the definition of “Eligible Loan” is hereby amended and restated in its entirety as follows:
(ix)(xxxiv) if such Loan is a Permitted Covenant-Lite Loan, (A) the Obligor had a minimum EBITDA of at least $40,000,000 for such Obligor’s trailing twelve-month period ending with its most recently reported quarterly period, (B) no default (whether or not declared) with respect to the Obligor has occurred with respect to any financial covenant triggered by a Springing Liquidity Test, (C) the Obligor is not in default (whether or not declared) with respect to any Asset Based Revolver, and

(D) the Obligor or such Loan is rated “B3”/“B” or higher by Moody’s or S&P, or such Loan is rated “B(low)” (or an equivalent rating) or higher based on the Rating Factor corresponding to the Rating Agency Credit Assessment assigned to such Loan by an Approved Rating Agency;
(x)clause (xviii) of the definition of “Excess Concentration Amount” is hereby amended by replacing “10%” with “15%”;
(xi)the definition of “Lenders Fee Letter” is hereby amended and restated in its entirety as follows:
(xii)Lenders Fee Letter: Any letter agreement between the Borrower and the Facility Agent in respect of, among other things, the Margin, the Unused Fee and certain other amounts payable for the account of one or more Lenders, as it may be amended or modified and in effect from time to time with the consent of the Facility Agent and each affected Lender.
(xiii)the definition “Non-Credit Estimate Loan” is hereby amended by adding at the end thereof “or a Loan that does not have (i) a monitored publicly available credit rating from Moody’s or S&P or (ii) a Rating Agency Credit Assessment”.
(xiv)the definition “PIK Loan” is hereby amended and restated in its entirety as follows:
(xv)PIK Loan: A Loan to an Obligor, which provides that any portion of the interest accrued for a specified period of time or until the maturity thereof is, or at the option of the Obligor may be, added to the principal balance or otherwise deferred and accrued rather than being paid in cash, if such Loan (i) is a Fixed Rate Loan and requires payment of interest in cash at a rate of less than 6.0% per annum or (ii) is not a Fixed Rate Loan and requires payment of interest in cash at a rate of less than 3.5% per annum in excess of the applicable rate index. The principal balance of any PIK Loan will not include any principal amount of such PIK Loan representing previously deferred or capitalized interest.
(xvi)    the definition “Rating Factor” is hereby amended by changing “S&P” in the second column heading to “Other”.
(xvii)the definition of “Rating Pending Loan” is hereby amended by replacing each reference to “DBRS (or Moody’s, as applicable)” therein with “an Approved Rating Agency”;
(xviii)the definition “Scheduled Revolving Period Termination Date” is hereby amended and restated in its entirety as follows:

(xix)Scheduled Revolving Period Termination Date: June 28, 2028 or such later date as mutually agreed among the Borrower, the Facility Agent, the Servicer and each Lender.
(c)Each of the Lenders hereby consents to the amendment of the Eighth Amended and Restated Lenders Fee Letter, dated as of September 7, 2022, between the Borrower and the Facility Agent for the benefit of the Lenders as set forth in the Ninth Amended and Restated Lenders Fee Letter, dated as of the date hereof, between the Borrower and the Facility Agent for the benefit of the Lenders.
SECTION 2.Effective Date Conditions Precedent. The amendments set forth in Section 1 above shall become effective on June 28, 2024 (the “Effective Date”); provided that, as of such Effective Date:
(i)the Facility Agent shall have received counterpart signature pages to this Amendment duly executed and delivered by the Borrower, the Facility Agent and the Lenders and consented to by the Servicer;
(ii)the Facility Agent shall have received a reconfirmation of the Guaranty Agreement, in form and substance reasonably satisfactory to the Facility Agent and duly executed and delivered by the Guarantor;
(iii)the Facility Agent shall have received counterpart signature pages to the Ninth Amended and Restated Lenders Fee Letter, dated as of the date hereof, duly executed and delivered by each party thereto;
(iv)the representations and warranties set forth in Sections 3 and 4 below shall be true and correct in all material respects (except that any representation or warranty subject to a materiality threshold shall be true and correct in all respects) as of the Effective Date, as though made on and as of such date;
(v)the Borrower shall have paid all fees required to be paid by it on the date hereof, including all fees required hereunder and under the Ninth Amended and Restated Lenders Fee Letter to be paid as of such date, and, in all cases to the extent required by Section 12.8 of the Loan Agreement, shall have reimbursed the Facility Agent for all reasonable and documented third-party out-of-pocket fees, costs and expenses related to the transactions contemplated hereunder and under the other Transaction Documents and applicable Support Facilities, including the reasonable legal and other document preparation costs incurred by the Facility Agent;
(vi)upon the reasonable request of any Lender made prior to May 31, 2024, the Borrower shall have provided to such Lender the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including the PATRIOT Act, in each case at least five days prior to the date hereof; and

(vii)the Facility Agent shall have received the other documents, instruments, agreements, certificates and legal opinions set forth on Appendix A, each in form and substance reasonably satisfactory to the Facility Agent.
SECTION 3.Representations and Warranties of the Borrower. The Borrower hereby represents and warrants on the date hereof and on the Effective Date that:
(a)The Borrower has the limited liability company power and authority to execute and deliver this Amendment and to carry out its terms and the terms of the Transaction Documents to which it is a party. This Amendment constitutes and, as of the Effective Date, the Loan Agreement, as amended hereby, will constitute, the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, except as such enforceability may be limited by Insolvency Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).
(b)The representations and warranties of the Borrower contained in the Loan Agreement or in the other Transaction Documents to which the Borrower is a party are true and correct in all material respects as of the date hereof, with the same effect as though made on such date (after giving effect to this Amendment), except to the extent such representation or warranty expressly relates only to a prior date.
(c)No Unmatured Termination Event or Revolving Period Termination Event has occurred and is continuing.
SECTION 4.Representations and Warranties of the Servicer. The Servicer hereby represents and warrants on the date hereof and on the Effective Date that:
(a)The Servicer has the corporate power and authority to execute and deliver this Amendment and to carry out its terms and the terms of the Transaction Documents to which it is a party. This Amendment constitutes and, as of the Effective Date, the Loan Agreement, as amended hereby, will constitute, the legal, valid and binding obligations of the Servicer enforceable against the Servicer in accordance with their respective terms, except as such enforceability may be limited by Insolvency Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).
(b)The representations and warranties of the Servicer contained in the Loan Agreement or in the other Transaction Documents to which the Servicer is a party are true and correct in all material respects as of the date hereof, with the same effect as though made on such date (after giving effect to this Amendment), except to the extent such representation or warranty expressly relates only to a prior date.
(c)No Unmatured Termination Event or Revolving Period Termination Event has occurred and is continuing.

SECTION 5.Miscellaneous.
(a)Certain financial institutions may make new Commitments under the Loan Agreement or reduce existing Commitments under the Loan Agreement on the Effective Date. The Borrower, the Servicer and the Lenders hereby consent to such changes, and on the Effective Date each Lender and each terminating Lender shall sell to the other Lenders (as determined by the Facility Agent), and each Lender shall purchase from the other Lenders and the terminating Lenders (as so determined by the Facility Agent) an interest in the outstanding Advances, for a purchase price equal to the portion of the principal balance sold and purchased, so that, after giving effect to such sale and purchase, as nearly as practical, the aggregate Advances funded by each Lender Group are proportional to the aggregate Commitments of the Committed Lenders in the Lender Groups.
(b)This Amendment may be amended, modified, terminated or waived only as provided in Section 12.1 of the Loan Agreement, as amended hereby.
(c)Except as expressly modified as contemplated hereby, the Loan Agreement is hereby confirmed to be in full force and effect in accordance with its terms and is hereby ratified and confirmed. This Amendment is intended by the parties to constitute an amendment and modification to, and otherwise to constitute a continuation of, the Loan Agreement, and is not intended by any party and shall not be construed to constitute a novation thereof or of any obligation of any party thereunder. This Amendment shall constitute a Transaction Document.
(d)This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns under the Loan Agreement.
(e)This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by electronic transmission (including via e-mail or other facsimile transmission) shall be effective as delivery of a manually executed counterpart of this Amendment.
(f)In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
(g)This Amendment contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings other than any Fee Letters.
(h)THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

EACH OF THE PARTIES HERETO AND EACH OTHER SECURED PARTY BY ITS ACCEPTANCE OF THE BENEFITS ACCORDED HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT FROM ANY THEREOF. EACH OF THE PARTIES HERETO, THE SERVICER AND, BY ITS ACCEPTANCE OF THE BENEFITS ACCORDED HEREBY, EACH OTHER SECURED PARTY HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.
(i)TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO AND EACH OTHER SECURED PARTY, BY ITS ACCEPTANCE OF THE BENEFITS ACCORDED HEREBY, WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.
[Signature pages follow]